Exhibit 33.3

February 26, 2019

Management’s Report on Assessment of 2018 Compliance by Pentalpha Surveillance, LLC with Applicable Regulation AB Servicing Criteria

Pentalpha Surveillance, LLC (the Asserting Party) is responsible for assessing its compliance, as of and for the year ended December 31, 2018, with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations.

The assessment concerns the Asserting Party’s servicing efforts for its servicing “Platform,” which is comprised of two separate groups (Platforms A and B) and which consists of its servicing activities encompassed by contractual obligations to perform Regulation AB reporting (see Appendix A for a list of the Asserting Party’s Platforms of required reporting by the servicing agreements and Appendix B for a list of applicable deal transactions).

The Asserting Party has assessed its compliance with the applicable servicing criteria as of and for the year ended December 31, 2018. The Asserting Party used the criteria in Paragraph (d) of Section 1122 of Regulation AB (17 C.F.R. 229.1122) to assess its compliance.

Based on such assessment, the Asserting Party believes that as of and for the year ended December 31, 2018, the Asserting Party has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB in the servicing of Platforms A and B, except for servicing criteria listed below, which the Asserting Party has determined as being inapplicable to the activities it performs with respect to the Platforms being serviced:

Platform A:

Items 1122(d)(1)(i), 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(1)(iv), 1122(d)(1)(v), 1122(d)(2)(i), 1122(d)(2)(ii), 1122(d)(2)(iii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(2)(vi), 1122(d)(2)(vii), 1122(d)(3)(ii), 1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii), 1122(d)(4)(xiv), 1122(d)(4)(xv)

Platform B:

Items 1122(d)(1)(i), 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(1)(iv), 1122(d)(1)(v), 1122(d)(2)(i), 1122(d)(2)(ii), 1122(d)(2)(iii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(2)(vi), 1122(d)(2)(vii), 1122(d)(3)(i)(C-D), 1122(d)(3)(ii), 1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i), 1122(d)(4)(ii),

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1122(d)(4)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii), 1122(d)(4)(xiv), 1122(d)(4)(xv)

RSM US LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the applicable servicing criteria for the reporting period as set forth in this assertion.

February 26, 2019

/S/ James Callahan
James Callahan, Executive Director

/S/ Don Simon
Don Simon, Chief Operating Officer

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.	2

Appendix A

(Platforms A and B unless otherwise indicated)

Regulation AB Reference	Servicing Criterion

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

Applicability:	Not applicable.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

Applicability:	Not applicable.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a backup servicer for the pool assets are maintained.

Applicability:	Not applicable.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Applicability:	Not applicable.

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.

Applicability:	Not applicable.

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

1

Regulation AB Reference	Servicing Criterion

more than two business days following receipt, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

Applicability:	Not applicable.

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances are made, reviewed and approved as specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Applicability:	Not applicable.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.

Applicability:	Not applicable.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

2

Regulation AB Reference	Servicing Criterion

Applicability:	Not applicable.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities-related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the

reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(3)(i)(A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with time frames and other terms set forth in the transaction agreements.

Applicability:	Applicable.

1122(d)(3)(i)(B)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.

Applicability:	Applicable.

1122(d)(3)(i)(C)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

3

Regulation AB Reference	Servicing Criterion

Specifically, such reports are filed with the Commission as required by its rules and regulations.

Applicability:	Applicable for Platform A. Not Applicable for Platform B.

1122(d)(3)(i)(D)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

Applicability:	Applicable for Platform A. Not Applicable for Platform B.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.

Applicability:	Not applicable.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with canceled checks, or other form of payment, or custodial bank statements.

Applicability:	Not applicable.

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

Applicability:	Not applicable.

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

4

Regulation AB Reference	Servicing Criterion

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e g., escrow) in accordance with the related pool asset documents.

Applicability:	Not applicable.

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.

Applicability:	Not applicable.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Applicability:	Not applicable.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

5

Regulation AB Reference	Servicing Criterion

repossessions, as applicable) are initiated, conducted and concluded in accordance with the time frames or other requirements established by the transaction agreements.

Applicability:	Applicable.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Applicability:	Not applicable.

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

Applicability:	Not applicable.

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds were returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

6

Regulation AB Reference	Servicing Criterion

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Applicability:	Not applicable.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Applicability:	Not applicable.

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

7

Appendix B

Platform	Depositor	Public Name of Securitization	Master Servicer

A	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2011-GC5	Wells Fargo Bank, National Association

A	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5	Midland Loan Services, A Division of PNC Bank, National Association

A	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2012-C6	Wells Fargo Bank, National Association

A	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 Commercial Mortgage Pass-Through Certificates, Series 2012-C6	Wells Fargo Bank, National Association

A	Deutsche Mortgage & Asset Receiving Corporation	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates COMM 2012-CCRE1	Wells Fargo Bank, National Association

B	UBS Commercial Mortgage Securitization Corp.	UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mortgage Pass-Through Certificates, Series 2012-C2	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2012-C8	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8 Commercial Mortgage Pass-Through Certificates, Series 2012-C8	Keycorp Real Estate Capital Markets, Inc.

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ9	Wells Fargo Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2012-C10	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9 Commercial Mortgage Pass-Through Certificates, Series 2012-LC9	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-C12	Wells Fargo Bank, National Association

B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ11	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-C14	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11 Commercial Mortgage Pass-Through Certificates, Series 2013-LC11	Midland Loan Services, A Division of PNC Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2013-C12 Commercial Mortgage Pass-Through Certificates, Series 2013-C12	Midland Loan Services, A Division of PNC Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13 Commercial Mortgage Pass-Through Certificates, Series 2013-C13	Midland Loan Services, A Division of PNC Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2013-C14 Commercial Mortgage Pass-Through Certificates, Series 2013-C14	Midland Loan Services, A Division of PNC Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-C16	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2013-C15 Commercial Mortgage Pass-Through Certificates, Series 2013-C15	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16 Commercial Mortgage Pass-Through Certificates, Series 2013-C16	Wells Fargo Bank, National Association

B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-GC17	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2013-C17 Commercial Mortgage Pass-Through Certificates, Series 2013-C17	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-C18	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C18 Commercial Mortgage Pass-Through Certificates, Series 2014-C18	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2014-C20	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C19 Commercial Mortgage Pass-Through Certificates, Series 2014-C19	KeyBank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2014-C20 Commercial Mortgage Pass-Through Certificates, Series 2014-C20	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C21 Commercial Mortgage Pass-Through Certificates, Series 2014-C21	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C22 Commercial Mortgage Pass-Through Certificates, Series 2014-C22	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C23 Commercial Mortgage Pass-Through Certificates, Series 2014-C23	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C24 Commercial Mortgage Pass-Through Certificates, Series 2014-C24	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C26 Commercial Mortgage Pass-Through Certificates, Series 2014-C26	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2014-C22	Wells Fargo Bank, National Association

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass Through Certificates Series 2014-GC22	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C25 Commercial Mortgage Pass-Through Certificates Series 2014-C25	Wells Fargo Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2014-C24	Wells Fargo Bank, National Association

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2014-GC26	Wells Fargo Bank, National Association

B	Deutsche Mortgage & Asset Receiving Corporation	Commercial Mortgage Pass-Through Certificate 2014-UBS6	KeyBank, National Association

B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates, Series 2014-C17	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-C26	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C27 Commercial Mortgage Pass-Through Certificates, Series 2015-C27	Midland Loan Services, A Division of PNC Bank, National Association

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2015-GC28	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C28 Commercial Mortgage Pass-Through Certificates, Series 2015-C28	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-C28	Wells Fargo Bank, National Association

B	Deutsche Mortgage & Asset Receiving Corporation	Commercial Mortgage Pass-Through Certificates COMM 2015-CCRE23	Midland Loan Services, A Division of PNC Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C29 Commercial Mortgage Pass-Through Certificates, Series 2015-C29	Wells Fargo Bank, National Association

B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-C23	Wells Fargo Bank, National Association

B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-GC31	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C30 Commercial Mortgage Pass-Through Certificates, Series 2015-C30	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-C30	Wells Fargo Bank, National Association

B	Credit Suisse First Boston Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates, Series 2015-C3	Midland Loan Services, A Division of PNC Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C31 Commercial Mortgage Pass-Through Certificates, Series 2015-C31	Midland Loan Services, A Division of PNC Bank, National Association

B	Deutsche Mortgage & Asset Receiving Corporation	Commercial Mortgage Pass-Through Certificates COMM 2015-CCRE25	Wells Fargo Bank, National Association

B	Banc of America Merrill Lynch Commercial Mortgage Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	Midland Loan Services, A Division of PNC Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C32 Commercial Mortgage Pass-Through Certificates, Series 2015-C32	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3	Wells Fargo Bank, National Association

B	Banc of America Merrill Lynch Commercial Mortgage, Inc	Commercial Mortgage Pass-Through Certificates, Series 2015-C25	Wells Fargo Bank, National Association

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2015-GC34	Wells Fargo Bank, National Association

B	Credit Suisse First Boston Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates, Series 2015-C4	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C33 Commercial Mortgage Pass-Through Certificates, Series 2015-C33	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-P2 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2015-JP1 Commercial Mortgage Pass-Through Certificates, Series 2015-JP1 (1)	Wells Fargo Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	Credit Suisse Commercial Mortgage Securities Corp.	CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2016-C5 (2)	KeyBank, National Association

B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-C2 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-GC36 (1)	KeyBank, National Association

B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates Series 2016-GS2 (2)	Midland Loan Services, A Division of PNC Bank, National Association

B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2016-GS3 Commercial Mortgage Pass Through Certificates Series 2016-GS3 (2)	Midland Loan Services, A Division of PNC Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass-Through Certificates Series 2016-JP2 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2016-C1 Commercial Mortgage Pass-Through Certificates Series 2016-C1 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass-Through Certificates Series 2016-C2 (1)	Wells Fargo Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-C34 (1)	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass Through Certificates Series 2016-C32 (1)	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-C35 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass- Through Certificates Series 2016-C4 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2016-JP3 Commercial Mortgage Pass Through Certificates Series 2016-JP3 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-LC25 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2016-JP4 Commercial Mortgage Pass Through Certificates Series 2016-JP4 (1)	Wells Fargo Bank, National Association

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates Series 2017-GS5 (2)	Midland Loan Services, A Division of PNC Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities Corp	Commercial Mortgage Pass-Through Certificates Series 2017-JP5 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-RC1 (1)	Wells Fargo Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-BNK4 (1)	Wells Fargo Bank, National Association

B	Deutsche Mortgage & Asset Receiving Corporation	DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C6 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates Series 2017-GS6 (3)	Midland Loan Services, A Division of PNC Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-JP6 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	UBS Commercial Mortgage Securitization Corp	Commercial Mortgage Pass-Through Certificates Series 2017-C1 (1)	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-BNK7 (1)	Wells Fargo Bank, National Association

B	Citigroup Commercial Mortgage Securities Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-P8 (1)	Wells Fargo Bank, National Association

B	Credit Suisse Commercial Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-CX9 (1)	KeyBank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-JP7 (1)	Wells Fargo Bank, National Association

B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates Series 2017-GS8 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2017-C7, Commercial Mortgage Pass- Through Certificates Series 2017-C7 (1)	Midland Loan Services, A Division of PNC Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-C4 (1)	Wells Fargo Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-C40 (1)	Wells Fargo Bank, National Association

B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-C6 (1)	Wells Fargo Bank, National Association

B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-C7 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2018-B2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B2 (1)	KeyBank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-BNK10 (1)	Wells Fargo Bank, National Association

B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2018-GS9 Commercial Mortgage Pass-Through Certificates Series 2018-GS9 (1)	Wells Fargo Bank, National Association

B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C9 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-C44 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2018-C8 Commercial Mortgage Pass-Through Certificates Series 2018-C8 (1)	Wells Fargo Bank, National Association

B	Citigroup Commercial Mortgage Securities Inc	Commercial Mortgage Pass-Through Certificates Series 2018-C5 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-BNK13 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B5 (1)	Wells Fargo Bank, National Association

B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C11 (1)	Midland Loan Services, A Division of PNC Bank, National Association

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.

Platform	Depositor	Public Name of Securitization	Master Servicer

B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-C46 (1)	Wells Fargo Bank, National Association

B	Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2018-L1, Commercial Mortgage Pass-Through Certificates Series 2018-L1 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C13 (1)	Wells Fargo Bank, National Association

B	Credit Suisse Commercial Mortgage Securities Corp.	CSAIL 2018-C14 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-C14 (1)	Wells Fargo Bank, National Association

B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2018-B8 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B8 (1)	Midland Loan Services, A Division of PNC Bank, National Association

B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-C48 (1)	Wells Fargo Bank, National Association

B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C15 (1)	Midland Loan Services, A Division of PNC Bank, National Association

(1) Pentalpha Surveillance, LLC is also named the Asset Representations Reviewer as defined in each respective servicing agreement. The Asset Representations Reviewer is not subject to compliance under Title 17, Section 229.1122(d) of the Code of Federal Regulations.

(2) Pentalpha Surveillance, LLC is also named the Asset Representations Reviewer as defined in each respective servicing agreement. The Asset Representations Reviewer is not subject to compliance under Title 17, Section 229.1122(d) of the Code of Federal Regulations, except for servicing criteria under reference 1122(d)(3)(i) (A-B) and reference 1122(d)(4)(vii).

(3) Pentalpha Surveillance, LLC is also named the Asset Representations Reviewer as defined in each respective servicing agreement. The Asset Representations Reviewer is not subject to compliance under Title 17, Section 229.1122(d) of the Code of Federal Regulations, except for servicing criteria under reference 1122(d)(4)(vii).

© 2019 Pentalpha Surveillance LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of Pentalpha’s agreement with the deal parties.